AVAX Technologies, Inc.                                               Exhibit 11
Computation of Earnings (Loss) Per Share (continued)

                                                                                                  Three          Three
     Month of                        Months O/S     Weighted        Year           Year           Months        Months
   Issuance For        Number of     Each Given     Average        Ended          Ended           Ended          Ended
   F/S Purposes          Shares        Year          Shares         1995           1996         31-Mar-96      31-Mar-97
   ------------          ------        ----          ------         ----           ----         ---------      ---------
January '90            1,165,000                                 1,165,000       1,165,000       1,165,000     1,165,000
August '91               460,000                                   460,000         460,000         460,000       460,000

June '92                 574,195                                   574,195         574,195         574,195       574,195

Series A Preferred:
June '92                 518,750                                                       (a)             (a)           (a)
July '92                 118,750
Sept '92                   6,250
                       ---------
                         643,750                                   643,750
                       ---------

July '93                  14,718
November '93               2,717
                       ---------
                          17,435                                    17,435          17,435          17,435        17,435
                       ---------

July '94                   7,500                         --          7,500           7,500           7,500         7,500

April '95               (222,659)           8.5     (157,717)     (157,717)
May '95                 (393,236)           7.5     (245,773)     (245,773)
September '95            804,979            3.5      234,786           (b)
November '95           2,749,457            2.5      572,804           (b)
                       ---------                  ----------
                       2,938,541                     404,100                     2,938,541       2,938,541     2,938,541
                       ---------                  ----------

March '96               (155,802)           9.5     (123,343)                                      (25,967)
May & June '96           643,750              7      375,521
May & June '96           258,198              7      150,616
June '96                   1,000            6.5          542
July '96 (d)              93,750            5.5       42,969
                       ---------                  ----------
                         840,896                     446,304                       446,304                       840,896
                       ---------                  ----------

Cheap Shares:
September and
   November '95        3,554,436
Treasury Shares           (3,627)
                       ---------
                       3,550,809                                 3,550,809
                       ---------

June '96                  18,750
Treasury Shares             (191)
                       ---------
                          18,559                                    18,559          18,559          18,559        18,559
                       ---------

CheapWarrants (c):
January and February '96
and August '95           240,000
Treasury Shares           (2,449)
                       ---------
                         237,551                                   237,551         237,551         237,551       237,551
                       ---------

June, July and
September '92 warrants
additional warrants
issued under
anti-dilution provisions
within one year of IPO   126,223
Treasury Shares          (95,955)
                       ---------
                          30,268                                    30,268          30,268          30,268        30,268
                       ---------

Cheap Options (e)
May '96                  637,745
Treasury Shares         (162,690)
                       ---------
                         475,055                                   475,055         475,055         475,055       475,055
                       ---------

AVAX Technologies, Inc.                                               Exhibit 11
Computation of Earnings (Loss) Per Share (continued)

                                                                        -----------------------------------------------------------
Weighted Average Shares                                                 6,776,632       6,370,407        5,898,137        6,765,000
                                                                        ===========================================================

Net Income (Loss) Attributable to Common Stockholders                     642,282      (2,668,586)        (188,867)        (962,165)
Net Income (Loss) Per Share                                             $    0.09      $    (0.42)      $    (0.03)      $    (0.14)

(a) - Not included because it would be anti-dilutive
(b) - see cheap shares
(c) - represents bridge loan warrants (200,000) issued within one year of IPO, exercised after June '96
      Also includes 40,000 bridge placement warrants issued within one year of IPO, not yet exercised, and excludes 22,500 bridge placement warrants issued prior to June '95, not yet exercised (40,000 + 22,500 = 62,500 total bridge placement warrants)
(d) - represents the non-cheap portion of the bridge warrants exercised in July issued prior to June '95 (18,750 + 200,000 + 93,750 = 312,500 total bridge warrants)
(e) - 505,000 options issued to Officers and an employee in September not considered cheap options since issued subsequent to IPO and not included in 1996 because it would be anti-dilutive

AVAX Technologies, Inc.                                               Exhibit 11
Computation of Earnings (Loss) Per Share (continued)

                                                                                                  Three          Three
     Month of                       Months O/S      Weighted        Year           Year           Months         Months
   Issuance For      Number of      Each Give       Average        Ended          Ended           Ended          Ended
   F/S Purposes        Shares          Year          Shares         1995           1996         31-Mar-96      31-Mar-97
   ------------        ------          ----          ------         ----           ----         ---------      ---------
Net Income (Loss) Attributable to Common Stockholders                           (2,668,586)     (188,867)      (962,165)

Interest on Debt Repaid                                                             55,247        28,569           --
Deferred Financing Cost related to Debt Repaid                                        --            --             --

                                                                                ---------------------------------------
Supplementary Net Income (Loss)                                                 (2,613,339)     (160,298)      (962,165)
                                                                                ---------------------------------------

Weighted Average Shares                                                          6,370,407     5,898,137      6,765,000

Additional Shares:
Conversion of Series A Preferred                                                   643,750       643,750            (f)
Less:Series A Preferred included in primary calculation                           (375,521)         --             --
Common Stock Equivalents sold to retire debt                                       641,327       641,327        641,327

                                                                                ---------------------------------------
Supplementary Weighted Average Shares                                            7,279,963     7,183,214      7,406,327
                                                                                ---------------------------------------

Supplementary Net Income (Loss) per share                                       $    (0.36)   $    (0.02)    $    (0.13)

(f) - Included in weighted average shares for primary calculation

AVAX Technologies, Inc.                                               Exhibit 11
Computation of Earnings (Loss) Per Share (continued)

                                                                                                  Three          Three
     Month of                        Months O/S     Weighted        Year           Year           Months        Months
   Issuance For        Number of     Each Given     Average        Ended          Ended           Ended          Ended
   F/S Purposes          Shares        Year          Shares         1995           1996         31-Mar-96      31-Mar-97
   ------------          ------        ----          ------         ----           ----         ---------      ---------
January '90              582,500                                   582,500         582,500         582,500       582,500

August '91               230,000                                   230,000         230,000         230,000       230,000

June '92                 287,098                                   287,098         287,098         287,098       287,098

Series A Preferred:
June '92                 259,375                                                       (a)             (a)           (a)
July '92                  59,375
Sept '92                   3,125
                       ---------
                         321,875                                   321,875
                       ---------

July '93                   7,359
November '93               1,359
                       ---------
                           8,718                                     8,718           8,718           8,718         8,718
                       ---------

July '94                   3,750                         --          3,750           3,750           3,750         3,750

April '95               (111,330)      8.5           (78,858)      (78,858)
May '95                 (196,618)      7.5          (122,886)     (122,886)
September '95            402,490       3.5           117,393           (b)
November '95           1,374,729       2.5           286,402           (b)
                       ---------                  ----------
                       1,469,271                     202,050                     1,469,271       1,469,271     1,469,271
                       ---------                  ----------

March '96                (77,901)      9.5           (61,672)                                      (12,984)
May & June '96           321,875         7           187,760
May & June '96           129,099         7            75,308
June '96                     500       6.5               271
July '96 (d)              46,875       5.5            21,484
                       ---------                  ----------
                         420,448                     223,152                       223,152                       420,448
                       ---------                  ----------

Cheap Shares:
September and
   November '95        1,777,218
Treasury Shares           (1,814)
                       ---------
                       1,775,405                                 1,775,405
                       ---------

June '96                   9,375
Treasury Shares              (96)
                       ---------
                           9,279                                     9,279           9,279           9,279         9,279
                       ---------

CheapWarrants (c):
January and February '96
and August '95           120,000
Treasury Shares           (1,225)
                       ---------
                         118,776                                   118,776         118,776         118,776       118,776
                       ---------

June, July and
September '92 warrants
additional warrants
issued under
anti-dilution provisions
within one year of IPO    63,112
Treasury Shares          (47,978)
                       ---------
                          15,134                                    15,134          15,134          15,134        15,134
                       ---------

Cheap Options (e)
May '96                  318,873
Treasury Shares          (81,345)
                       ---------
                         237,527                                   237,527         237,527         237,527       237,527
                       ---------

AVAX Technologies, Inc.                                               Exhibit 11
Computation of Earnings (Loss) Per Share (continued)

                                                                        -----------------------------------------------------------
Weighted Average Shares                                                 3,388,316       3,185,204        2,949,068        3,382,500
                                                                        ===========================================================

Net Income (Loss) Attributable to Common Stockholders                     642,282      (2,668,586)        (188,867)        (962,165)
Net Income (Loss) Per Share                                             $    0.19      $    (0.84)      $    (0.06)      $    (0.28)

(a) - Not included because it would be anti-dilutive
(b) - see cheap shares
(c) - represents bridge loan warrants (100,000) issued within one year of IPO, exercised after June '96
      Also includes 20,000 bridge placement warrants issued within one year of IPO, not yet exercised, and excludes 11,250 bridge placement warrants issued prior to June '95, not yet exercised (20,000 + 11,250 = 31,250 total bridge placement warrants)
(d) - represents the non-cheap portion of the bridge warrants exercised in July issued prior to June '95 (9,375 + 100,000 + 46,875 = 156,250 total bridge warrants)
(e) - 252,500 options issued to Officers and an employee in September not considered cheap options since issued subsequent to IPO and not included because it would be anti-dilutive

AVAX Technologies, Inc.                                               Exhibit 11
Computation of Earnings (Loss) Per Share (continued)

                                                                                                  Three          Three
     Month of                       Months O/S      Weighted        Year           Year           Months         Months
   Issuance For      Number of      Each Give       Average        Ended          Ended           Ended          Ended
   F/S Purposes        Shares          Year          Shares         1995           1996         31-Mar-96      31-Mar-97
   ------------        ------          ----          ------         ----           ----         ---------      ---------
Net Income (Loss) Attributable to Common Stockholders                           (2,668,586)     (188,867)      (962,165)

Interest on Debt Repaid                                                             55,247        28,569              0
Deferred Financing Cost related to Debt Repaid                                           0

                                                                                ---------------------------------------
Supplementary Net Income (Loss)                                                 (2,613,339)     (160,298)      (962,165)
                                                                                ---------------------------------------

Weighted Average Shares                                                          3,185,204     2,949,068      3,382,500

Additional Shares:
Conversion of Series A Preferred                                                   321,875       321,875            (f)
Less:Series A Preferred included in primary calculation                           (187,760)
Common Stock Equivalents sold to retire debt                                       320,664       320,664        320,664

                                                                                ---------------------------------------
Supplementary Weighted Average Shares                                            3,639,982     3,591,607      3,703,163
                                                                                ---------------------------------------

Supplementary Net Income (Loss) per share                                       $    (0.72)   $    (0.04)    $    (0.26)

(f) - Included in weighted average shares for primary calculation